UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


               DELAWARE                           0-18121                              36-3664868
    (State or other jurisdiction of        (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

      55TH STREET & HOLMES AVENUE                                                         60514
       CLARENDON HILLS, ILLINOIS                                                        (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

Item 9.  Regulation FD Disclosure

         On June 11, 2002, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Howe Barnes Community Bank Conference to be held in Chicago, Illinois on June 13, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the materials to be used by MAF for the presentation is attached hereto as
Exhibit 99.2 and incorporated by reference herein.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                           Forward-Looking Information

Statements contained in or incorporated into this report that are not historical facts constitute forward-looking statements (within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. MAF intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of MAF, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. MAF's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. MAF undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on the operations and could affect the outlook or future prospects of MAF and its subsidiaries include, but are not limited to, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in MAF's loan portfolio, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of MAF's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in MAF's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAF BANCORP, INC.


                                       By:  /s/ Jerry A. Weberling
                                            ----------------------
                                            Jerry A. Weberling
                                            Executive Vice President and
                                             Chief Financial Officer

Date:  June 11, 2002

                                INDEX TO EXHIBITS

Exhibits
--------


Exhibit 99.1      Press Release dated June 11, 2002.
Exhibit 99.2      Howe Barnes Community Bank Conference Presentation Materials